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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                          Pioneer Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2007 through March 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------







--------------------------------------------------------------------------------

                                     PIONEER
                                -----------------
                                      VALUE
                                      FUND

                                      PIOTX
                                  Ticker Symbol


                                   Semiannual
                                     Report

                                     3/31/08

                               [Logo]PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                        2

Portfolio Management Discussion                                              4

Portfolio Summary                                                            9

Prices and Distributions                                                    10

Performance Update                                                          11

Comparing Ongoing Fund Expenses                                             15

Schedule of Investments                                                     17

Financial Statements                                                        23

Notes to Financial Statements                                               31

Approval of Investment Advisory Agreement                                   40

Trustees, Officers and Service Providers                                    44

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Problems in the financial system tied to poor practices in the mortgage financing industry and the end of home price appreciation have forced investors and bankers to mark down the value of assets on their balance sheets. A late-summer credit crunch forced central banks in the U.S. and Europe to assume the role of "lender of last resort" to keep credit markets functioning as a number of hedge funds faced margin calls and, in March, broker Bear Stearns failed. As the repercussions of the credit crunch and falling home prices were felt in the real economy, unemployment rose and consumer confidence fell. Inflation concerns have moved temporarily to the back burner for the U.S. Federal Reserve, which lowered interest rates, first gradually, then more rapidly, as concern grew that falling home prices and disruptions in financial markets posed a significant threat to economic growth.

Markets have reacted poorly to these developments, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out much of the positive returns markets had delivered in the preceding year. For the 6 months ending March 31, 2008, the Dow Jones Industrial Average fell 11%, the Standard & Poor's 500 Index declined 12% and the NASDAQ Composite Index fell 16%. The MSCI EAFE Developed Market Index of international stock markets fell 9%, and the MSCI Emerging Markets Index fell 8% over the six-month period. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, was a solid performer over the 6 months ending March 31, 2008, rising 5%. The U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell approximately 4% over the six-month period, as its higher coupon yields could not offset a fall in bond prices triggered by widening credit spreads.

Letter

Looking forward, a growing number of economists are concerned about a recession. As always, though, emotions can get ahead of reality. The U.S. economy grew in the fourth quarter of 2007 and may have grown in the first quarter of 2008. Higher mortgage defaults, a spreading of weakness to other consumer sectors or to employment, and the possibility of a worsening of the liquidity/credit crunch represent risks to the economy. Conversely, substantial fiscal and monetary stimulus programs have been put in place, economic growth in the rest of the world remains relatively positive, and a weak U.S. dollar has significantly benefited U.S. companies competing in the global marketplace. While falling risk tolerances and deleveraging may continue to depress asset prices in the short term, equity and corporate bond valuations look reasonable unless the U.S. economy falls into a severe recession.

Sudden swings in the markets are always to be expected. The history of the stock market demonstrates that sharp market downturns are frequently followed by strong recoveries, but they are also difficult to time. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08
--------------------------------------------------------------------------------

In the following discussion, Aaron Clark, lead portfolio manager, reviews recent market events and describes the factors that affected Pioneer Value Fund's performance during the six-month period ended March 31, 2008.

Q: How did the U.S. stock market perform during the six-months ended March 31, 2008?

A: The most recent six-month period was a difficult one for the U.S. stock market. The effects of the subprime mortgage crisis became more widespread as the reporting period progressed, with the freeze-up of the credit markets growing increasingly severe even in the face of aggressive interest rate cuts by the U.S. Federal Reserve Board (the Fed). This, in turn, led to deepening concerns about banks' balance sheets and extremely poor performance for financial stocks. By the first quarter of 2008, it was becoming increasingly apparent that the issues in the financials sector were spreading into the broader U.S. economy, dampening growth and increasing the likelihood of a recession. The crisis appeared to reach a crescendo in mid-March, when the collapse of Bear Stearns prompted a government-backed bailout of the 85-year old brokerage firm. Nevertheless, as we discuss in further detail below, we believe this challenging market backdrop has created a much more fertile environment for finding the types of value stocks in which we seek to invest.

Q: Please discuss the Fund's performance versus its benchmark and Lipper peers over the past six months.

A: During the six months ended March 31, 2008, the Class A shares of Pioneer Value Fund returned -21.55% at net asset value, trailing its benchmark, the Russell 1000 Value Index, which returned -14.01% over the same period. The Fund also underperformed the -13.74% average return over the same period of the 553 funds in its Lipper peer group, Large-Cap Value Funds.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   Why did the Fund underperform during the period?

A: The vast majority of the Fund's underperformance was the result of our investments in the health care sector. The Fund was positioned in a fairly defensive manner via its good-sized weighting in pharmaceutical stocks, which typically perform well amid times of distress for the overall stock market and/or the broader economy. During the most recent six-month period, however, the Fund's holdings in the sector generated unusually poor performance. The most significant laggard was Schering-Plough, which fell over 25% over the six months ending March 31. Schering-Plough's decline was due largely to the release of a study that questioned the effectiveness of the company's leading source of revenue, the cholesterol drug Vytorin. The resulting decline in Schering's stock price made a substantial dent in the Fund's performance, accounting for about 300 basis points (or 3%) of its 754 (7.54%) basis-point shortfall relative to the benchmark. We continue to hold Schering in the portfolio, as we question the study's approach and believe the market reaction to the study was overblown. Still, we expect volatility to continue as questions will likely continue to surround the stock in the short term.

     The Vytorin news also led to a decline in the Fund's position in Merck, which has a stake in the drug via a joint venture with Schering-Plough. Merck's stock fell less than Schering's on the news (about a 15% decline), primarily because the company's overall revenues are less dependent on Vytorin sales than Schering's. Still, Merck's poor performance lopped about 50 basis points off the Fund's performance during the semiannual reporting period. Also in pharmaceuticals, the Fund's position in Bristol-Myers accounted for another 80 basis points of underperformance. We nevertheless continue to find the stock attractive based on its inexpensive valuation, sound fundamentals, and a dividend yield near 6%.

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08                            (continued)
--------------------------------------------------------------------------------

     Outside of the health care sector, our position in First Marblehead stood out as an underperformer. The company's main business involves taking student loans issued by larger companies, packaging them, and securitizing them ("securitization" is the process of converting assets, most commonly accounts receivables, into marketable securities). However, the freezing up of the credit markets has meant that First Marblehead has been unable to sell the securitized loans and has been forced to hold onto them until conditions improve. Thus, the company was forced to go to Goldman Sachs for financing in order to maintain its viability. The result was a large decline in First Marblehead's stock price from $37.93 to $7.46 during the semiannual reporting period ended March 31, 2008. We continue to hold the stock in the Fund, but as a much smaller percentage of our total assets following its poor market performance.

Q:   What positions were helpful to Fund performance during the period?

A: Outside of the handful of companies mentioned above, our stock selection was solid. The Fund outperformed the benchmark in six of the ten major industry sectors, and held a number of stocks that performed well despite the down market. A key source of strength was the energy sector, where companies such as Apache and Devon Energy benefited from the rising prices of oil and natural gas. Outside of energy, Altria, Gap Stores and Wal-Mart stood out as winners. The Fund also benefited from not owning a handful of poor-performing stocks, most notably Citigroup and Sprint, both of which declined dramatically during the past half-year. Unfortunately, the positive elements of the Fund's positioning were not enough to offset the impact of First Marblehead and poor-performing holdings in the pharmaceutical sector.

Q:   Have you added any new holdings in the wake of the market's downturn?

A: Yes. We have indeed taken advantage of the market's volatility to add new positions to the Fund. During the past several years, it has been difficult to find the type of outstanding value opportunities that can be created when stress in the broader market drives stock prices down to unreasonably low valuations. Throughout the past six or seven months, however, the difficulties in the mortgage and credit markets have made the opportunities more plentiful.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Given the nature of the issues weighing on the market, it should come as no surprise that we have found the majority of our value plays in the financial sector. We have added a number of smaller positions in order to ensure appropriate portfolio diversification at a time of elevated risk. In the process, we have increased the Fund's weighting in financials from about 15% of assets six months ago to 28% at the close of the period. While we do not expect a "V-shaped" recovery in financials, we believe that the bulk of the bad news for the sector is now largely in the rearview mirror. That has created opportunities to buy companies at or below book value for holding periods of what we expect will be about three or four years.

     An example of a new holding in the financial sector is the credit card issuer Capital One, a financially-sound company that was trading below book value at the time of our purchase. We stress-tested the company's earnings to reflect a year's worth of credit losses roughly equivalent to that which occurred during the last recession. Even under that worst-case scenario, we see the potential for about $8 per share of earnings in 2009, which makes the Fund's average share cost in the low $40s appear to be an excellent entry point. Another example of a recent purchase is Lehman Brothers, which in early 2008 traded down to its book value despite its strong balance sheet and diversified funding base. We are enthusiastic on the outlook for the stock based on its potential earnings power in 2009 and 2010, by which time we expect market conditions will have normalized.

     Not all of the recent additions were financial stocks. We also used the market downturn to add to stocks in another sector pressured by recession fears - consumer cyclicals - largely by adding to the Fund's weighting in stocks such as Gap Stores and Home Depot. The result was an increase of about one percentage point in the Fund's weighting in the consumer discretionary sector.

Q:   Do you have any closing thoughts for investors?

A: Although the Fund underperformed during the most recent half-year, we believe our value-oriented, research-based discipline will bear fruit in the long term. In addition, we are excited that market volatility has presented us with an opportunity to buy discounted shares in the types of companies mentioned above. While market

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08                            (continued)
--------------------------------------------------------------------------------

     corrections can be distressing in the short term, they also can prove very rewarding for long-term investors like us. We believe our focus on purchasing shares of undervalued, higher-quality companies will hold the Fund in good stead in the months and years ahead.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Note to Shareowners: Aaron Clark, lead portfolio manager of Pioneer Value Fund, has resigned from Pioneer Investments effective May 1, 2008. Mr. Clark had been portfolio manager of the Pioneer Value Fund since May, 2006.

Rod Wright, strategy director of Pioneer's large-and mid-value equity team, will immediately assume portfolio management responsibilities. Mr. Wright has been assisting Mr. Clark on these portfolios and thus we expect a smooth transition. Brad Galko will support Mr. Wright as a portfolio manager of Pioneer Value Fund. The investment objective for the Fund will remain the same and Mr. Wright, Mr. Galko and the U.S. value team will continue to be supported by Pioneer's global equity research team.

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                        83.6%
Depositary Receipts for International Stocks                               9.7%
Temporary Cash Investment                                                  6.2%
U.S. Corporate Bonds                                                       0.5%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                28.5%
Energy                                                                    15.1%
Health Care                                                               12.2%
Consumer Staples                                                          10.3%
Industrials                                                                7.1%
Information Technology                                                     7.0%
Telecommunication Services                                                 6.2%
Consumer Discretionary                                                     6.1%
Materials                                                                  4.6%
Utilities                                                                  2.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.    Bristol-Myers Squibb Co.         5.81%
  2.    UNUM Group                       5.17
  3.    Chevron Corp.                    4.48
  4.    Verizon Communications, Inc.     3.72
  5.    Apache Corp.                     3.59
  6.    Gap, Inc.                        3.41
  7.    ConocoPhillips                   3.40
  8.    Schering-Plough Corp.            3.26
  9.    Bank of America Corp.            3.25
 10.    Merck & Co., Inc.                3.13

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Value Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

  Class               3/31/08       9/30/07
  ------             --------       -------
    A                 $13.08        $18.28
    B                 $11.98        $16.87
    C                 $11.95        $16.84
    Y                 $13.20        $18.42

Distributions Per Share
--------------------------------------------------------------------------------

                                10/1/07 - 3/31/08
                                -----------------
                        Net
                     Investment     Short-Term      Long-Term
  Class                Income     Capital Gains   Capital Gains
  ------            ------------ --------------- --------------
    A                 $0.1348       $0.3474         $1.0272
    B                 $0.0555       $0.3474         $1.0272
    C                 $0.0689       $0.3474         $1.0272
    Y                 $0.1638       $0.3474         $1.0272

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 11-14.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                     CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of March 31, 2008)
                                              Net         Public
                                          Asset Value    Offering
Period                                       (NAV)      Price (POP)
10 Years                                     1.51%         0.91%
5 Years                                      9.48          8.18
1 Year                                     -14.85        -19.76
-------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
                                             Gross          Net
                                             0.92%         0.92%

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

       Pioneer  Russell 1000
        Value      Value
        Fund       Index
3/98    9425       10000
        7586       10504
3/00    8625       11170
        8899       11200
3/02    9067       11691
        6965        9026
3/04    9589       12711
       10512       14385
3/06   11501       16299
       12862       19042
3/08   10952       17139

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                     CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of March 31, 2008)
                                             If          If
Period                                      Held      Redeemed
10 Years                                    0.38%       0.38%
5 Years                                     8.29        8.29
1 Year                                    -15.76      -18.81
------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
                                           Gross         Net
                                            2.05%       2.05%

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

       Pioneer  Russell 1000
        Value      Value
        Fund       Index
3/98    10000      10000
         7963      10504
3/00     8940      11170
         9119      11200
3/02     9194      11691
         6976       9026
3/04     9472      12711
        10297      14385
3/06    11149      16299
        12332      19042
3/08    10389      17139

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                     CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of March 31, 2008)
                                            If          If
Period                                     Held      Redeemed
10 Years                                   0.40%       0.40%
5 Years                                    8.32        8.32
1 Year                                   -15.67      -15.67
---------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
                                           Gross        Net
                                           1.98%       1.98%

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

       Pioneer  Russell 1000
        Value      Value
        Fund       Index
3/98     10000     10000
          7971     10504
3/00      8960     11170
          9130     11200
3/02      9196     11691
          6976      9026
3/04      9501     12711
         10300     14385
3/06     11154     16299
         12335     19042
3/08     10403     17139

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                     CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
-------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of March 31, 2008)
                                            If          If
Period                                     Held      Redeemed
10 Years                                   1.67%       1.67%
5 Years                                    9.82        9.82
1 Year                                   -14.50      -14.50
---------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2007)
                                           Gross        Net
                                           0.54%       0.54%

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

       Pioneer  Russell 1000
        Value      Value
        Fund       Index
3/98     10000     10000
          8048     10504
3/00      9151     11170
          9442     11200
3/02      9620     11691
          7389      9026
3/04     10174     12711
         11192     14385
3/06     12301     16299
         13807     19042
3/08     11805     17139

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception (8/11/04) would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on actual returns from October 1, 2007 through March 31, 2008.

Share Class                          A              B              C              Y
----------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 10/1/07
Ending Account Value             $  784.50      $  780.70      $  781.00      $  786.60
On 3/31/08
Expenses Paid During Period*     $    4.02      $    8.81      $    8.15      $    2.37

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.98%, 1.83% and 0.53% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer Value Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on a hypothetical 5% return per year before expenses, reflect ing the period from October 1, 2007 through March 31, 2008.

Share Class                           A              B              C              Y
----------------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 10/1/07
 Ending Account Value             $1,020.50      $1,015.10      $1,015.85      $1,022.35
 On 3/31/08
 Expenses Paid During Period*     $    4.55      $    9.97      $    9.22      $    2.68

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.98%, 1.83%, and 0.53%, for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)
--------------------------------------------------------------------------------

   Shares                                                                  Value
              COMMON STOCKS - 92.3%
              Energy - 14.0%
              Integrated Oil & Gas - 7.4%
1,342,025     Chevron Corp.                                      $  114,555,254
1,142,308     ConocoPhillips                                         87,055,293
   30,338     USX-Marathon Group, Inc.                                1,383,413
                                                                 --------------
                                                                 $  202,993,960
                                                                 --------------
              Oil & Gas Equipment & Services - 1.2%
  475,000     Weatherford International, Inc.*                   $   34,423,250
                                                                 --------------
              Oil & Gas Exploration & Production - 5.4%
  760,000     Apache Corp.                                       $   91,823,200
  554,500     Devon Energy Corp.                                     57,850,985
                                                                 --------------
                                                                 $  149,674,185
                                                                 --------------
              Total Energy                                       $  387,091,395
                                                                 --------------
              Materials - 4.3%
              Diversified Metals & Mining - 1.1%
  158,141     Freeport-McMoRan Copper & Gold, Inc. (Class B)     $   15,216,327
  370,000     Teck Cominco (Class B)*                                15,155,200
                                                                 --------------
                                                                 $   30,371,527
                                                                 --------------
              Gold - 3.2%
  580,000     Agnico Eagle Mines, Ltd.                           $   39,271,800
1,650,000     Gold Fields, Ltd. (A.D.R.)                             22,819,500
  570,866     Newmont Mining Corp.                                   25,860,230
                                                                 --------------
                                                                 $   87,951,530
                                                                 --------------
              Total Materials                                    $  118,323,057
                                                                 --------------
              Capital Goods - 6.5%
              Aerospace & Defense - 1.0%
  350,000     Northrop Grumman Corp.*                            $   27,233,500
                                                                 --------------
              Industrial Conglomerates - 5.5%
  914,960     3M Co.                                             $   72,419,084
2,165,510     General Electric Co.                                   80,145,525
                                                                 --------------
                                                                 $  152,564,609
                                                                 --------------
              Total Capital Goods                                $  179,798,109
                                                                 --------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
               Transportation - 0.1%
               Railroads - 0.1%
   36,703      Norfolk Southern Corp.                    $    1,993,707
                                                         --------------
               Total Transportation                      $    1,993,707
                                                         --------------
               Retailing - 5.6%
               Apparel Retail - 3.2%
4,434,743      Gap, Inc.                                 $   87,275,742
                                                         --------------
               Home Improvement Retail - 1.0%
  981,140      Home Depot, Inc.                          $   27,442,486
                                                         --------------
               Internet Retail - 1.4%
1,838,659      Expedia, Inc.*                            $   40,248,246
                                                         --------------
               Total Retailing                           $  154,966,474
                                                         --------------
               Food & Drug Retailing - 2.0%
               Food Retail - 0.1%
   88,070      Kroger Co.                                $    2,236,978
                                                         --------------
               Hypermarkets & Supercenters - 1.9%
1,014,454      Wal-Mart Stores, Inc.                     $   53,441,437
                                                         --------------
               Total Food & Drug Retailing               $   55,678,415
                                                         --------------
               Food, Beverage & Tobacco - 7.6%
               Packaged Foods & Meats - 1.0%
  435,138      General Mills, Inc.                       $   26,056,063
                                                         --------------
               Tobacco - 6.6%
1,504,736      Altria Group, Inc.                        $   33,405,139
1,504,736      Phillip Morris International*                 76,109,547
1,245,000      Reynolds, American, Inc.                      73,492,350
                                                         --------------
                                                         $  183,007,036
                                                         --------------
               Total Food, Beverage & Tobacco            $  209,063,099
                                                         --------------
               Pharmaceuticals & Biotechnology - 11.3%
               Pharmaceuticals - 11.3%
6,973,204      Bristol-Myers Squibb Co.                  $  148,529,245
2,112,805      Merck & Co., Inc.                             80,180,950
5,791,444      Schering-Plough Corp.                         83,454,708
                                                         --------------
                                                         $  312,164,903
                                                         --------------
               Total Pharmaceuticals & Biotechnology     $  312,164,903
                                                         --------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                     Value
              Banks - 5.0%
              Diversified Banks - 2.4%
1,420,000     Wachovia Corp.                         $   38,340,000
  950,000     Wells Fargo & Co.                          27,645,000
                                                     --------------
                                                     $   65,985,000
                                                     --------------
              Regional Banks - 2.6%
1,950,000     Regions Financial Corp.                $   38,512,500
  630,000     SunTrust Banks, Inc.                       34,738,200
                                                     --------------
                                                     $   73,250,700
                                                     --------------
              Total Banks                            $  139,235,700
                                                     --------------
              Diversified Financials - 14.0%
              Consumer Finance - 2.1%
  867,982     Capital One Financial Corp.            $   42,722,074
1,962,143     The First Marblehead Corp.                 14,637,587
                                                     --------------
                                                     $   57,359,661
                                                     --------------
              Investment Banking & Brokerage - 4.8%
2,581,966     Invesco, Ltd.                          $   62,896,692
  970,000     Lehman Brothers Holdings, Inc.             36,510,800
  750,000     Morgan Stanley                             34,275,000
                                                     --------------
                                                     $  133,682,492
                                                     --------------
              Diversified Financial Services - 7.1%
2,196,159     Bank of America Corp.                  $   83,256,388
1,550,000     Citigroup, Inc.                            33,201,000
1,825,000     J.P. Morgan Chase & Co.                    78,383,750
                                                     --------------
                                                     $  194,841,138
                                                     --------------
              Total Diversified Financials           $  385,883,291
                                                     --------------
              Insurance - 7.4%
              Life & Health Insurance - 4.8%
6,012,203     UNUM Group                             $  132,328,588
                                                     --------------
              Multi-Line Insurance - 2.6%
1,671,086     American International Group, Inc.     $   72,274,470
                                                     --------------
              Total Insurance                        $  204,603,058
                                                     --------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

     Shares                                                             Value
                  Technology Hardware & Equipment - 6.0%
                  Communications Equipment - 2.3%
  2,003,107       Nokia Corp. (A.D.R.)                         $   63,758,896
                                                               --------------
                  Computer Hardware - 3.7%
    786,869       Dell, Inc.*                                  $   15,674,430
    951,215       Hewlett-Packard Co.                              43,432,477
    377,685       IBM Corp.*                                       43,486,651
                                                               --------------
                                                               $  102,593,558
                                                               --------------
                  Total Technology Hardware & Equipment        $  166,352,454
                                                               --------------
                  Telecommunication Services - 5.7%
                  Integrated Telecommunication Services - 5.7%
  1,630,290       AT&T Corp.                                   $   62,440,107
  2,608,880       Verizon Communications, Inc.                     95,093,676
                                                               --------------
                                                               $  157,533,783
                                                               --------------
                  Total Telecommunication Services             $  157,533,783
                                                               --------------
                  Utilities - 2.7%
                  Electric Utilities - 2.7%
  1,499,243       Edison International                         $   73,492,890
                                                               --------------
                  Total Utilities                              $   73,492,890
                                                               --------------
                  TOTAL COMMON STOCKS
                  (Cost $2,471,155,421)                        $2,546,180,335
                                                               --------------
     Principal
        Amount
                  CORPORATE BOND - 0.5%
                  Software & Services - 0.5%
                  Data Processing & Outsourced Services - 0.5%
$17,000,000       First Data Corp., 9.875%, 9/24/15 (144A)     $   13,982,500
                                                               --------------
                  TOTAL CORPORATE BOND
                  (Cost $14,760,240)                           $   13,982,500
                                                               --------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
     Amount                                                                     Value
                   TEMPORARY CASH INVESTMENTS - 6.2%
                   Repurchase Agreements - 6.2%
$40,105,000        Bank of America Corp., 2.42%, dated 3/31/08,
                   repurchase price of $40,105,000 plus accrued
                   interest on 4/1/08 collateralized by
                   $40,709,344 Federal National Mortgage
                   Association, 6.0%, 3/1/34                           $   40,105,000
65,000,000         Barclays Plc, 2.75%, dated 3/31/08, repurchase
                   price of $65,000,000 plus accrued interest on
                   4/1/08 collateralized by the following:
                   $23,913,783 Federal National Mortgage
                   Association, 5.5 - 6.5%, 2/1/23 - 1/1/48
                   $48,598,254 Federal National Mortgage
                   Association (ARM), 4.44 - 7.029%, 1/1/34 - 9/1/37
                   $8,052,326 Federal Home Loan Mortgage Corp.,
                   4.182 - 4.728%, 12/1/34 - 6/1/35
                   $4,860,383 Freddie Mac Giant, 4.0 - 6.0%,
                   2/1/23 - 5/1/37                                        65,000,000
65,000,000         JP Morgan Chase & Co., 2.5%, dated 3/31/08,
                   repurchase price of $65,000,000 plus accrued
                   interest on 4/1/08 collateralized by
                   $83,905,278 Federal National Mortgage
                   Association, 5.0% - 10.0%, 10/1/14 - 3/1/38            65,000,000
                                                                       --------------
                   TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $170,105,000)                                 $  170,105,000
                                                                       --------------
   Contracts
                   OPTIONS WRITTEN - (0.1)%
                   Call Options - (0.1)%
    (1,500)        Weatherford International, Inc., Ltd., expiring
                   April 2008 at $65                                   $  (1,140,000)
                                                                       --------------
                                                                       $  (1,140,000)
                                                                       --------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

 Contracts                                                                  Value
              Put Options - (0.0)%
     (700)    Capital One Finance, Inc., expiring
              September 2008 at $35                               $     (224,000)
   (1,500)    JP Morgan, Inc., expiring June 2008 at $35                (198,000)
   (1,500)    Regions Financial Corp., expiring May 2008
              at $17.5                                                  (112,500)
     (650)    Wachovia Bank Corp., expiring July 2008 at $25            (199,550)
                                                                  --------------
                                                                  $     (734,050)
                                                                  --------------
              TOTAL OPTIONS WRITTEN
              (Cost $1,994,814)                                   $   (1,874,050)
                                                                  --------------
              TOTAL INVESTMENT IN SECURITIES - 99.0%
              (Cost $2,654,025,847) (a)                           $2,728,393,785
                                                                  --------------
              OTHER ASSETS AND LIABILITIES - 1.0%                 $   30,252,168
                                                                  --------------
              TOTAL NET ASSETS - 100.0%                           $2,758,645,953
                                                                  ==============

(A.D.R.) American Depositary Receipt

*        Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2008, the value of these securities amounted to $13,982,500 or 0.5% of total net assets.

(a) At March 31, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $2,664,183,318 was as follows:

           Aggregate gross unrealized gain for all investments in which there is
           an excess of value over tax cost                                         $259,822,262
           Aggregate gross unrealized loss for all investments in which there is
           an excess of tax cost over value                                         (195,611,795)
                                                                                    ------------
           Net unrealized gain                                                      $ 64,210,467
                                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2008 aggregated $1,382,778,394 and $1,838,816,913, respectively.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/08 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $2,656,020,661)            $2,730,267,835
  Cash                                                           5,261,937
  Receivables -
    Investment securities sold                                  27,925,957
    Fund shares sold                                               465,569
    Dividends and interest                                       6,235,317
  Other                                                            121,172
                                                            --------------
     Total assets                                           $2,770,277,787
                                                            --------------
LIABILITIES:
  Payables -
    Investment securities purchased                         $    6,542,495
    Fund shares repurchased                                      2,778,303
    Open option contracts written (premiums
     received $1,994,814)                                        1,874,050
  Due to affiliates                                                374,805
  Accrued expenses                                                  62,181
                                                            --------------
     Total liabilities                                      $   11,631,834
                                                            --------------
NET ASSETS:
  Paid-in capital                                           $2,870,654,901
  Undistributed net investment income                           17,855,050
  Accumulated net realized loss on investments                (204,231,936)
  Net unrealized gain on investments                            74,247,174
  Net unrealized gain on options and other assets and
    liabilities denominated in foreign currencies                  120,764
                                                            --------------
     Total net assets                                       $2,758,645,953
                                                            ==============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $2,581,602,080/197,317,045 shares)      $        13.08
                                                            ==============
  Class B (based on $19,653,020/1,640,943 shares)           $        11.98
                                                            ==============
  Class C (based on $9,386,766/785,443 shares)              $        11.95
                                                            ==============
  Class Y (based on $148,004,087/11,216,450 shares)         $        13.20
                                                            ==============
MAXIMUM OFFERING PRICE:
  Class A ($13.08 [divided by] 94.25%)                      $        13.88
                                                            ==============

The accompanying notes are an integral part of these financial statements.   23

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 3/31/08


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $74,154)     $   37,446,789
  Interest                                                      2,885,206
  Income from securities loaned, net                              274,847
                                                           --------------
     Total investment income                                                  $   40,606,842
                                                                              --------------
EXPENSES:
  Management fees
   Basic Fee                                               $    9,926,287
   Performance Adjustment                                      (1,775,043)
  Transfer agent fees and expenses
   Class A                                                      2,064,766
   Class B                                                         57,411
   Class C                                                         16,610
   Class Y                                                          1,705
  Distribution fees
   Class A                                                      3,787,601
   Class B                                                        125,383
   Class C                                                         54,371
  Administrative fees                                             373,134
  Custodian fees                                                   33,313
  Registration fees                                                38,144
  Professional fees                                                64,499
  Printing expense                                                    782
  Fees and expenses of nonaffiliated trustees                      39,878
  Miscellaneous                                                    57,244
                                                           --------------
     Total expenses                                                           $   14,866,085
     Less fees paid indirectly                                                       (53,878)
                                                                              --------------
     Net expenses                                                             $   14,812,207
                                                                              --------------
      Net investment income                                                   $   25,794,635
                                                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
OPTIONS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
   Investments                                             $ (189,171,639)
   Written options closed/expired                                 376,338
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies             23,850     $ (188,771,451)
                                                           --------------     --------------
  Change in net unrealized gain on:
   Investments                                             $ (624,631,748)
   Written options                                                120,764
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies            (14,994)    $ (624,525,978)
                                                           --------------     --------------
  Net loss on investments, options and foreign
   currency transactions                                                      $ (813,297,429)
                                                                              ==============
  Net decrease in net assets resulting from operations                        $ (787,502,794)
                                                                              ==============

24   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 3/31/08 and the Year Ended 9/30/07, respectively

                                                            Six Months
                                                               Ended
                                                              3/31/08            Year Ended
                                                            (unaudited)           9/30/07
FROM OPERATIONS:
Net investment income                                    $     25,794,635    $     71,375,830
Net realized gain (loss) on investments, redemptions
  in kind, options and foreign currency transactions         (188,771,451)        459,589,158
Change in net unrealized gain (loss) on investments          (624,525,978)        169,437,699
                                                         ----------------    ----------------
    Net increase (decrease) in net assets resulting
     from operations                                     $   (787,502,794)   $    700,402,687
                                                         ----------------    ----------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.13 and $0.30 per share, respectively)      $    (27,628,542)   $    (65,887,777)
  Class B ($0.06 and $0.12 per share, respectively)              (101,492)           (255,486)
  Class C ($0.07 and $0.13 per share, respectively)               (52,666)            (77,440)
  Class Y ($0.16 and $0.37 per share, respectively)            (2,045,635)         (6,699,766)
Net realized gain:
  Class A ($1.37 and $2.86 per share, respectively)          (261,794,287)       (575,019,963)
  Class B ($1.37 and $2.86 per share, respectively)            (2,352,305)         (5,835,262)
  Class C ($1.37 and $2.86 per share, respectively)              (999,619)         (1,444,227)
  Investor Class ($0.00 and $2.86 per
    share, respectively)                                                -         (18,158,124)
  Class R ($0.00 and $2.86 per share, respectively)                     -             (17,330)
  Class Y ($1.37 and $2.86 per share, respectively)           (16,900,630)        (50,100,370)
                                                         ----------------    ----------------
     Total distributions to shareowners                  $   (311,875,176)   $   (723,495,745)
                                                         ----------------    ----------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $     63,949,755    $    215,579,676
Reinvestment of distributions                                 285,903,337         652,094,865
Cost of shares repurchased                                   (342,267,429)     (1,009,087,609)
Redemption in kind                                                      -        (337,791,016)
                                                         ----------------    ----------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                        $      7,585,663    $   (479,204,084)
                                                         ----------------    ----------------
    Net decrease in net assets                           $ (1,091,792,307)   $   (502,297,142)
NET ASSETS:
Beginning of period                                         3,850,438,260       4,352,735,402
                                                         ----------------    ----------------
End of period                                            $  2,758,645,953    $  3,850,438,260
                                                         ================    ================
Undistributed net investment income                      $     17,855,050    $     21,888,750
                                                         ================    ================

The accompanying notes are an integral part of these financial statements.   25

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                   '08 Shares        '08 Amount       '07 Shares        '07 Amount
                                   (unaudited)      (unaudited)
CLASS A
Shares sold                          2,649,559    $   40,646,496        8,108,936    $  141,919,949
Reinvestment of distributions       17,257,407       272,237,440       35,934,857       600,068,674
Conversion of Investor Class
  Shares to Class A Shares                   -                 -        7,261,950       122,145,998
Less shares repurchased            (17,890,521)     (276,674,992)     (45,254,581)     (805,326,623)
Redemptions in kind                          -                 -      (18,498,960)     (337,791,016)
                                   -----------    --------------      -----------    --------------
    Net increase (decrease)          2,016,445    $   36,208,944      (12,447,798)   $ (278,983,018)
                                   ===========    ==============      ===========    ==============
CLASS B
Shares sold                             66,123    $      929,219          174,034    $    2,871,887
Reinvestment of distributions          155,315         2,243,141          361,010         5,547,350
Less shares repurchased               (381,582)       (5,381,062)        (872,578)      (14,236,202)
                                   -----------    --------------      -----------    --------------
    Net decrease                      (160,144)   $   (2,208,702)        (337,534)   $   (5,816,965)
                                   ===========    ==============      ===========    ==============
CLASS C
Shares sold                            132,135    $    1,798,390          348,047    $    5,613,238
Reinvestment of distributions           47,579           685,609           88,811         1,362,885
Less shares repurchased               (143,053)       (2,006,876)        (191,383)       (3,124,518)
                                   -----------    --------------      -----------    --------------
    Net increase                        36,661    $      477,123          245,475    $    3,851,605
                                   ===========    ==============      ===========    ==============
INVESTOR CLASS
Shares sold                                  -    $            -               23    $          384
Reinvestment of distributions                -                 -        1,000,967        16,646,079
Conversion of Investor Class
  Shares to Class A Shares                   -                 -       (7,254,000)     (122,145,998)
Less shares repurchased                      -                 -         (217,458)       (3,941,403)
                                   -----------    --------------      -----------    --------------
    Net decrease                             -    $            -       (6,470,468)   $ (109,440,938)
                                   ===========    ==============      ===========    ==============
CLASS R
Shares sold                                  -    $            -              661    $       11,290
Reinvestment of distributions                -                 -            1,093            17,328
Less shares repurchased                      -                 -           (7,588)         (123,431)
                                   -----------    --------------      -----------    --------------
    Net decrease                             -    $            -           (5,834)   $      (94,813)
                                   ===========    ==============      ===========    ==============
CLASS Y
Shares sold                          1,363,540    $   20,575,650        3,748,773    $   65,162,928
Reinvestment of distributions          674,529        10,737,147        1,692,101        28,452,549
Less shares repurchased             (3,762,586)      (58,204,499)     (10,387,401)     (182,335,432)
                                   -----------    --------------      -----------    --------------
    Net decrease                    (1,724,517)   $  (26,891,702)      (4,946,527)   $  (88,719,955)
                                   ===========    ==============      ===========    ==============

26   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                    Ended
                                                                   3/31/08        Year Ended      Year Ended
CLASS A                                                          (unaudited)        9/31/07         9/30/06
Net asset value, beginning of period                             $   18.28        $    18.55      $    17.55
                                                                 ---------        ----------      ----------
Increase from investment operations:
 Net investment income                                           $    0.11        $     0.29      $     0.28
 Net realized and unrealized gain on investments and foreign
  currency transactions                                              (3.81)             2.60            1.09
                                                                 ---------        ----------      ----------
  Net increase (decrease) from investment operations             $   (3.70)       $     2.89      $     1.37
Distributions to shareowners:
 Net investment income                                               (0.13)            (0.30)          (0.25)
 Net realized gain                                                   (1.37)            (2.86)          (0.12)
                                                                 ---------        ----------      ----------
Net increase (decrease) in net asset value                       $   (5.20)       $    (0.27)     $     1.00
                                                                 ---------        ----------      ----------
Net asset value, end of period                                   $   13.08        $    18.28      $    18.55
                                                                 =========        ==========      ==========
Total return*                                                       (21.55)%           17.49%           7.89%
Ratio of net expenses to average net assets+                          0.91%**           0.92%           0.94%
Ratio of net investment income to average net assets+                 1.54%**           1.65%           1.44%
Portfolio turnover rate                                                 86%**             34%             86%
Net assets, end of period (in thousands)                         $2,581,602       $3,569,146      $3,852,832
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                         0.90%**           0.92%           0.94%
 Net investment income                                                1.55%**           1.65%           1.44%


                                                                 Year Ended     Year Ended     Year Ended
CLASS A                                                            9/30/05        9/30/04        9/30/03
Net asset value, beginning of period                             $    18.83     $    16.25     $    15.29
                                                                 ----------     ----------     ----------
Increase from investment operations:
 Net investment income                                           $     0.14     $     0.14     $     0.11
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                2.26           2.62           3.20
                                                                 ----------     ----------     ----------
  Net increase (decrease) from investment operations             $     2.40     $     2.76     $     3.31
Distributions to shareowners:
 Net investment income                                                (0.12)         (0.14)         (0.24)
 Net realized gain                                                    (3.56)         (0.04)         (2.11)
                                                                 ----------     ----------     ----------
Net increase (decrease) in net asset value                       $    (1.28)    $     2.58     $     0.96
                                                                 ----------     ----------     ----------
Net asset value, end of period                                   $    17.55     $    18.83     $    16.25
                                                                 ==========     ==========     ==========
Total return*                                                         13.81%         17.04%         22.94%
Ratio of net expenses to average net assets+                           0.98%          1.02%          1.19%
Ratio of net investment income to average net assets+                  0.85%          0.72%          0.85%
Portfolio turnover rate                                                  53%            40%            40%
Net assets, end of period (in thousands)                         $3,997,849     $3,745,950     $3,424,962
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          0.97%          1.02%          1.19%
 Net investment income                                                 0.86%          0.72%          0.85%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                   Ended
                                                                  3/31/08     Year Ended   Year Ended
CLASS B                                                         (unaudited)     9/31/07      9/30/06
Net asset value, beginning of period                            $   16.87      $ 17.36      $ 16.40
                                                                ---------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $    0.04      $  0.10      $  0.10
 Net realized and unrealized gain on investments and foreign
  currency transactions                                             (3.50)        2.39         1.00
                                                                ---------      -------      -------
  Net increase (decrease) from investment operations            $   (3.46)     $  2.49      $  1.10
Distributions to shareowners:
 Net investment income                                              (0.06)       (0.12)       (0.02)
 Net realized gain                                                  (1.37)       (2.86)       (0.12)
                                                                ---------      -------      -------
Net increase (decrease) in net asset value                      $   (4.89)     $ (0.49)     $  0.96
                                                                ---------      -------      -------
Net asset value, end of period                                  $   11.98      $ 16.87      $ 17.36
                                                                =========      =======      =======
Total return*                                                      (21.93)%      16.18%        6.74%
Ratio of net expenses to average net assets+                         1.99%**      2.05%        2.03%
Ratio of net investment income (loss) to average net assets+         0.46%**      0.53%        0.32%
Portfolio turnover rate                                                86%**        34%          86%
Net assets, end of period (in thousands)                        $  19,653      $30,378      $37,116
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                        1.98%**      2.02%        2.03%
 Net investment income (loss)                                        0.47%**      0.56%        0.32%



                                                                   Year Ended   Year Ended   Year Ended
CLASS B                                                              9/30/05      9/30/04     9/30/03
Net asset value, beginning of period                                $ 17.87      $ 15.45      $ 14.71
                                                                    -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $ (0.04)     $ (0.04)     $ (0.13)
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                2.13         2.50         3.08
                                                                    -------      -------      -------
  Net increase (decrease) from investment operations                $  2.09      $  2.46      $  2.95
Distributions to shareowners:
 Net investment income                                                    -            -        (0.10)
 Net realized gain                                                    (3.56)       (0.04)       (2.11)
                                                                    -------      -------      -------
Net increase (decrease) in net asset value                          $ (1.47)     $  2.42      $  0.74
                                                                    -------      -------      -------
Net asset value, end of period                                      $ 16.40      $ 17.87      $ 15.45
                                                                    =======      =======      =======
Total return*                                                         12.66%       15.95%       21.11
Ratio of net expenses to average net assets+                           2.03%        1.89%        2.69%
Ratio of net investment income (loss) to average net assets+          (0.21)%      (0.15)%      (0.66)%
Portfolio turnover rate                                                  53%          40%          40%
Net assets, end of period (in thousands)                            $51,164      $32,440      $21,666
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          2.02%        1.89%        2.68%
 Net investment income (loss)                                         (0.20)%      (0.15)%      (0.65)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                   Ended
                                                                  3/31/08     Year Ended    Year Ended
CLASS C                                                         (unaudited)     9/31/07       9/30/06
Net asset value, beginning of period                            $   16.84      $ 17.33       $ 16.39
                                                                ---------      -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $    0.04      $  0.07       $  0.07
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     (3.49)        2.43          1.02
                                                                ---------      -------       -------
  Net increase (decrease) from investment operations            $   (3.45)     $  2.50       $  1.09
Distributions to shareowners:
 Net investment income                                              (0.07)       (0.13)        (0.03)
 Net realized gain                                                  (1.37)       (2.86)        (0.12)
                                                                ---------      -------       -------
Net increase (decrease) in net asset value                      $   (4.89)     $ (0.49)      $  0.94
                                                                ---------      -------       -------
Net asset value, end of period                                  $   11.95      $ 16.84       $ 17.33
                                                                =========      =======       =======
Total return*                                                      (21.90)%      16.31%         6.68%
Ratio of net expenses to average net assets+                         1.84%**      1.98%         2.03%
Ratio of net investment income (loss) to average net assets+         0.62%**      0.58%         0.34%
Portfolio turnover rate                                                86%**        34%           86%
Net assets, end of period (in thousands)                        $   9,387      $12,606       $ 8,723
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                        1.83%**      1.96%         2.03%
 Net investment income (loss)                                        0.63%**      0.60%         0.34%


                                                                  Year Ended   Year Ended   Year Ended
CLASS C                                                             9/30/05      9/30/04     9/30/03
Net asset value, beginning of period                               $ 17.87      $ 15.49      $ 14.69
                                                                   -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $ (0.04)     $ (0.09)     $ (0.12)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                       2.12         2.51         3.13
                                                                   -------      -------      -------
  Net increase (decrease) from investment operations               $  2.08      $  2.42      $  3.01
Distributions to shareowners:
 Net investment income                                                   -            -        (0.10)
 Net realized gain                                                   (3.56)       (0.04)       (2.11)
                                                                   -------      -------      -------
Net increase (decrease) in net asset value                         $ (1.48)     $  2.38      $  0.80
                                                                   -------      -------      -------
Net asset value, end of period                                     $ 16.39      $ 17.87      $ 15.49
                                                                   =======      =======      =======
Total return*                                                        12.60%       15.66%       21.61%
Ratio of net expenses to average net assets+                          2.08%        2.21%        2.48%
Ratio of net investment income (loss) to average net assets+         (0.25)%      (0.47)%      (0.44)%
Portfolio turnover rate                                                 53%          40%          40%
Net assets, end of period (in thousands)                           $ 8,926      $ 9,168      $ 6,349
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                         2.07%        2.20%        2.47%
 Net investment income (loss)                                        (0.24)%      (0.46)%      (0.43)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                    Ended                                            8/11/04 (a)
                                                                   3/31/08     Year Ended   Year Ended  Year Ended       to
CLASS Y                                                          (unaudited)     9/31/07      9/30/06     9/30/05     9/30/04
Net asset value, beginning of period                             $   18.42      $  18.67     $  17.59    $  18.84    $  18.16
                                                                 ---------      --------     --------    --------    --------
Increase from investment operations:
 Net investment income                                           $    0.16      $   0.39     $   0.33    $   0.12    $   0.02
 Net realized and unrealized gain on investments and foreign
  currency transactions                                              (3.85)         2.59         1.11        2.37        0.66
                                                                 ---------      --------     --------    --------    --------
  Net increase from investment operations                        $   (3.69)     $   2.98     $   1.44    $   2.49    $   0.68
Distributions to shareowners:
 Net investment income                                               (0.16)        (0.37)       (0.24)      (0.18)          -
 Net realized gain                                                   (1.37)        (2.86)       (0.12)      (3.56)          -
                                                                 ---------      --------     --------    --------    --------
Net increase (decrease) in net asset value                       $   (5.22)     $  (0.25)    $   1.08    $  (1.25)   $   0.68
                                                                 ---------      --------     --------    --------    --------
Net asset value, end of period                                   $   13.20      $  18.42     $  18.67    $  17.59    $  18.84
                                                                 =========      ========     ========    ========    ========
Total return*                                                       (21.34)%       17.92%        8.31%      14.40%       3.74%(b)
Ratio of net expenses to average net assets+                          0.53%         0.54%        0.55%       0.59%       0.61%**
Ratio of net investment income to average net assets+                 1.91%**       2.04%        1.84%       1.50%       1.37%**
Portfolio turnover rate                                                 86%**         34%          86%         53%         40%
Net assets, end of period (in thousands)                         $ 148,004**    $238,308     $333,884    $311,272    $  1,872
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                         0.53%**       0.54%        0.55%       0.59%       0.61%**
 Net investment income                                                1.91%**       2.04%        1.84%       1.51%       1.37%**

(a)  Class Y Shares were first publicly offered on August 11, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(b)  Not annualized.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Value Fund (the Fund), is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and growth of capital.

The Fund currently offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. As planned, Investor Class shares converted to Class A shares on December 10, 2006. Class R shares were first publicly offered on April 1, 2003 and ceased operations on January 31, 2007. Class Y shares were first publicly offered on August 11, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use the fair value of a security including a non U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At March 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended September 30, 2007, was as follows:


--------------------------------------------------------------------------------
                                                                     2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                                $109,853,484
 Long-term capital gain                                          613,642,261
                                                                ------------
   Total                                                        $723,495,745
                                                                ============
--------------------------------------------------------------------------------

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at September 30, 2007:

--------------------------------------------------------------------------------
                                                                    2007
--------------------------------------------------------------------------------
 Undistributed ordinary income                                  $ 93,166,332
 Undistributed long-term gain                                    205,466,245
 Unrealized appreciation                                         688,736,445
                                                                ------------
   Total                                                        $987,369,022
                                                                ============
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of March 31, 2008, the Fund had no outstanding settlement or portfolio hedges.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $211,038 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2008.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Security Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

     receive interest or payments in lieu of dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in various Time Deposits, which are sponsored by Credit Suisse, Inc.

I.   Option Writing

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Transactions in written options for the six months ended March 31, 2008 are summarized as follows:

--------------------------------------------------------------------------------
                                       Number of        Premiums
                                       Contracts        Received
--------------------------------------------------------------------------------
  Options outstanding at beginning
   of period                               -        $         -
  Options opened                      14,550          4,045,818
  Options exercised                      -0-                -0-
  Options closed                      (3,800)        (1,103,021)
  Options expired                     (4,900)          (947,983)
                                      ------        -----------
  Options outstanding at end
   of period                           5,850        $ 1,994,814
                                      ======        ===========
--------------------------------------------------------------------------------

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $5 billion, 0.575% on the next $5 billion and 0.55% on the excess over $10 billion. The basic fee is subject to a performance adjustment (limited to a maximum of -0.10% applied to average assets during the measurement period) based on the Fund's investment performance as compared with the Russell 1000[RegTM] Value Index over a rolling 36-month period. In addition, the fee is further limited to a maximum annualized rate adjustment of up to 0.10% (a "ceiling") applied to average assets during the current month. For the six months ended March 31, 2008, the aggregate performance adjustment resulted in a decrease to the basic fee of $1,775,043. For the six months ended March 31, 2008, the net management fee was equivalent to 0.50% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $51,789 in management fees, administrative costs and certain other services payable to PIM at March 31, 2008.

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $266,853 in transfer agent fees payable to PIMSS at March 31, 2008.

4.   Distribution and Service Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Currently under the Class A Plan, PFD is reimbursed for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $56,163 in distribution fees payable to PFD at March 31, 2008.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2008, CDSCs in the amount of $27,777 were paid to PFD.

5.   Expense Offset Arrangements

Effective July 15, 2005, the Fund has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Fund where they provide services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. For the six months ended March 31,

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2008, expenses were not reduced under this agreement. In addition, the Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended March 31, 2008, the Fund's expenses were reduced by $53,878 under such arrangements.

6.   Line of Credit

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2%, on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended March 31, 2008, the Fund had no borrowings under this agreement.

7.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Value Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund.

In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Fund under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered the recent changes in the Fund's portfolio management team and that performance appeared to be improving and concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the first quintile relative to its Strategic Insight peer group.

Pioneer Value Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

The Trustees also reviewed management fees charged by PIM to its other clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those clients were lower than the management fees for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Fund.

Pioneer Value Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                Officers
John F. Cogan, Jr., Chairman            John F. Cogan, Jr., President
David R. Bock                           Daniel K. Kingsbury, Executive
Mary K. Bush                               Vice President
Margaret B.W. Graham                    Mark E. Bradley, Treasurer
Thomas J. Perna                         Dorothy E. Bourassa, Secretary
Marguerite A. Piret
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2008


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date May 30, 2008

* Print the name and title of each signing officer under his or her signature.